EXHIBIT 24

                               to

                     REGISTRATION STATEMENT

                               on

                            FORM S-8

                        POWER OF ATTORNEY

     The undersigned, ANGUS R. COOPER, II constitutes and appoints JOHN DANE, III, and KEITH L. VOIGTS, and each of them, as his true and lawful attorneys-in-fact and agents, each with the power of substitution and resubstitution, for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, with respect to the offer and sale of securities pursuant to the terms of the Halter Marine Group, Inc. Amended and Restated 1996 Stock Option and Incentive Plan as approved on the date hereof, and as it may be amended from time to time (the "Plan"), and any related notices, consents to service or other documents or instruments, including all amendments thereto, and to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         /s/ Angus R. Cooper, II
                         Angus R. Cooper, II
                         Date:   August 28      , 1997

                        POWER OF ATTORNEY

     The undersigned, BURT H. KEENAN constitutes and appoints JOHN DANE, III, and KEITH L. VOIGTS, and each of them, as his true and lawful attorneys-in-fact and agents, each with the power of substitution and resubstitution, for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, with respect to the offer and sale of securities pursuant to the terms of the Halter Marine Group, Inc. Amended and Restated 1996 Stock Option and Incentive Plan as approved on the date hereof, and as it may be amended from time to time (the "Plan"), and any related notices, consents to service or other documents or instruments, including all amendments thereto, and to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         /s/ Burt H. Keenan
                         Burt H. Keenan
                         Date:   August 4     , 1997

                        POWER OF ATTORNEY

     The undersigned, KENNETH W. LEWIS constitutes and appoints JOHN DANE, III, and KEITH L. VOIGTS, and each of them, as his true and lawful attorneys-in-fact and agents, each with the power of substitution and resubstitution, for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, with respect to the offer and sale of securities pursuant to the terms of the Halter Marine Group, Inc. Amended and Restated 1996 Stock Option and Incentive Plan as approved on the date hereof, and as it may be amended from time to time (the "Plan"), and any related notices, consents to service or other documents or instruments, including all amendments thereto, and to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         /s/ K. W. Lewis
                         Kenneth W. Lewis
                         Date:   September 11   , 1997

                        POWER OF ATTORNEY

     The undersigned, DANIEL J. MORTIMER constitutes and appoints JOHN DANE, III, and KEITH L. VOIGTS, and each of them, as his true and lawful attorneys-in-fact and agents, each with the power of substitution and resubstitution, for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, with respect to the offer and sale of securities pursuant to the terms of the Halter Marine Group, Inc. Amended and Restated 1996 Stock Option and Incentive Plan as approved on the date hereof, and as it may be amended from time to time (the "Plan"), and any related notices, consents to service or other documents or instruments, including all amendments thereto, and to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         /s/ Daniel J. Mortimer
                         Daniel J. Mortimer
                         Date:   August 5      , 1997

                        POWER OF ATTORNEY

     The undersigned, RICK S. REES constitutes and appoints JOHN DANE, III, and KEITH L. VOIGTS, and each of them, as his true and lawful attorneys-in-fact and agents, each with the power of substitution and resubstitution, for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, with respect to the offer and sale of securities pursuant to the terms of the Halter Marine Group, Inc. Amended and Restated 1996 Stock Option and Incentive Plan as approved on the date hereof, and as it may be amended from time to time (the "Plan"), and any related notices, consents to service or other documents or instruments, including all amendments thereto, and to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         /s/ Rick S. Rees
                         Rick S. Rees
                         Date:   September 17   , 1997